EXHIBIT 99.2

FIRST AMENDMENT TO
AMENDED AND RESTATED RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT (“Amendment”), dated as of October 29, 2003 (“Amendment Effective Date”), is between Gilead Sciences, Inc., a Delaware corporation (“the Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Rights Agent”).

A.  The Company previously entered into an Amended and Restated Rights Agreement, dated as of October 21, 1999, with Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (the “Rights Agreement”).

B.  The Company now wishes to amend the Rights Agreement as further set forth herein.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the Rights Agreement is hereby amended as of the Amendment Effective Date as follows:

1.               Paragraph (a) of Section 7 of the Rights Agreement is amended and restated to read in its entirety as follows:

(a)   The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one four-hundredth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on October 27, 2013 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

2.               Paragraph (b) of Section 7 of the Rights Agreement is amended and restated to read in its entirety as follows:

(b)   The purchase price for each one four-hundredth of a Preferred Share pursuant to the exercise of a Right shall be $400 and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

3.               The reference to the “the date of this Agreement” in Section 11(o) of the Rights Agreement is amended to read “October 29, 2003”.

4.               The reference to “one hundred (100)” in Section 24(e) of the Rights Agreement is amended to read “four hundred (400)”.

5.               Each reference to “one-hundredth” or “one-hundredths” in the Rights Agreement, except in the recitals, is amended to read “four-hundredth” or “four-hundredths” as applicable.

6.               Exhibit A to the Rights Agreement is amended and restated to read in its entirety as set forth in Exhibit A to this Amendment.

7.               Except as amended pursuant to this Amendment, the Rights Agreement shall remain in force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed, all as of the day and year first above written.

ATTEST:		GILEAD SCIENCES, INC.

/s/ Gregg H. Alton		/s/ John F. Milligan
Gregg H. Alton		John F. Milligan
Vice President and General Counsel		Executive Vice President and Chief Financial Officer

ATTEST:		MELLON INVESTOR SERVICES LLC

By:	/s/ Kerri Jones	By:	/s/ Kerri Altig
Name: Kerri Jones		Name: Kerri Atlig
Title: Assistant Vice President		Title: Vice President

FORM OF RIGHTS CERTIFICATE
(EXHIBIT A TO RIGHTS AGREEMENT)

CERTIFICATE NO. R-	RIGHTS

NOT EXERCISABLE AFTER OCTOBER 27, 2013 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

RIGHTS CERTIFICATE

GILEAD SCIENCES, INC.

This certifies that                                              or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 21, 1999 and as amended as of October 29, 2003 (the “Agreement”), between Gilead Sciences, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (formerly known as ChaseMellon Shareholder Services, L.L.C.) (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5 p.m., San Francisco on October 27, 2013 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one four-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.001 per share (the “Preferred Shares”), of the Company, at a purchase price of $400 per one four-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one four-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 29, 2003, based on the Preferred Shares as constituted at such date.

From and after the time any Person becomes an Acquiring Person, (as such terms are defined in the Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee after the Acquiring Person becomes such, or (iii) under certain circumstances specified in the Agreement, a transferee of any such Acquiring Person, Associate or Affiliate who becomes a transferee prior to or concurrently with the Acquiring Person becoming such, such Rights shall become null and void without any further action and no holder hereof shall have any right with respect to such Rights from and after the time any Person becomes an Acquiring Person.

As provided in the Agreement, the Purchase Price and the number of one four-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, covenants and restrictions of the Agreement, as amended from time to time, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of exercisability of such Rights under the specified circumstances set forth in the Agreement. Copies of the Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $.001 per share, or, upon circumstances set forth in the Agreement, cash, property or other securities of the Company, including fractions of a share of Preferred Stock.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one four-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) but in lieu thereof a cash payment will be made, as provided in the Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                       .

ATTEST:	GILEAD SCIENCES, INC.

By:

COUNTERSIGNED:

Mellon Investor Services LLC as Rights Agent

By:
AUTHORIZED SIGNATURE

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER DESIRES

TO TRANSFER THE RIGHTS CERTIFICATE.)

FOR VALUE RECEIVED                                                                         hereby sells, assigns and transfers unto

(Please print name and address of transferee)

                                                                                                                              this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                            Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

SIGNATURE GUARANTEED:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that (1) the Rights evidenced by this Rights Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

FORM OF ELECTION TO PURCHASE

(TO BE EXECUTED IF HOLDER DESIRES TO EXERCISE RIGHTS
REPRESENTED BY THE RIGHTS CERTIFICATE.)

To Mellon Investor Services LLC

The undersigned hereby irrevocably elects to exercise                                                                     Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other taxpayer identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:

(Please print name and address)

Dated:

Signature

SIGNATURE GUARANTEED:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that (1) the Rights evidenced by this Rights Certificate are not beneficially owned by nor are they being exercised on behalf of an Acquiring Person, an Interested Stockholder or an Affiliate or Associate thereof (as such terms are defined in the Agreement); and (2) after due inquiry and to the best of the knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person, an Interested Stockholder, or an Affiliate or Associate thereof.

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.